NORTHSTAR REAL ESTATE CAPITAL INCOME FUND-T

Supplement No. 2 dated July 19, 2017 to the

Prospectus dated March 27, 2017

This Supplement No. 2 (this “Supplement”) contains information which amends, supplements or modifies certain information contained in the Prospectus of NorthStar Real Estate Capital Income Fund-T (the “Trust”), dated March 27, 2017, as supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this Supplement shall have the meanings ascribed to them in the Prospectus unless the context otherwise requires. The Purpose of this Supplement is to disclose:

•	The adoption of an expense support and conditional reimbursement agreement; and
•	Revisions to the fee table.

You should carefully consider the “Risk Factors” beginning on page 60 of the Prospectus before you decide to invest in the Trust’s common shares.

Prospectus Updates

On July 13, 2017, the Board of Trustees of the Trust and the Master Fund approved separate expense support and conditional reimbursement agreements, each dated July 13, 2017 between NSAM FV and each of the Trust and the Master Fund (each an “Expense Support Agreement”), whereby NSAM FV agreed to reimburse the Trust and the Master Fund for expenses to seek to ensure that each of the Trust and the Master Fund bears a reasonable level of expenses in relation to its income. The purpose of these agreements is to seek to minimize the extent to which any portion of Trust distributions or Master Fund distributions, as applicable, will be characterized as a return of capital for U.S. GAAP purposes and to reduce operating expenses until the Trust has raised sufficient capital and is generating sufficient income to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

Pursuant to the Expense Support Agreements, NSAM FV will reimburse, on a quarterly basis, the Trust and the Master Fund for expenses in an amount equal to the difference between the cumulative quarterly distributions paid to the Trust’s or the Master Fund’s Shareholders, as applicable, less the Trust’s or the Master Fund’s Available Operating Funds during such quarter. “Available Operating Funds” means the net investment income of the Trust or the Master Fund, as applicable, minus any reimbursement payments payable to NSAM FV pursuant to this arrangement. NSAM FV’s obligation to make an expense payment shall automatically become a liability of NSAM FV and the right to such expense payment shall be an asset of the Trust or the Master Fund, as applicable, on each day that the Trust’s or the Master Fund’s, as applicable, net asset value is calculated.

The Trust and the Master Fund have a conditional obligation to reimburse NSAM FV for any amounts funded by NSAM FV under the Expense Support Agreements in any calendar quarter occurring within three years of the date on which NSAM FV funded such amounts, subject to certain conditions. If such conditions do not occur within three years of such expense payment, NSAM FV is no longer entitled to reimbursement. Accordingly, the disclosure in the Prospectus is revised, including but not limited to, as follows:

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•	All references to the Distribution Support Agreement with NSAM FV, will be supplemented as appropriate and as the context requires to indicate that the Distribution Support Agreement shall only be utilized in the event the Expense Support Agreements have been terminated.

•	This Supplement supplements and amends the sixth bullet on the cover of the Prospectus by replacing it in its entirety with the following:

Initially, the Trust expects that some of its distributions will be paid to holders of the Shares (“Shareholders”) from the proceeds from this offering and, more specifically, through payments pursuant to separate expense support and conditional reimbursement agreements between NSAM FV Holdings, LLC (“NSAM FV”), an affiliate of Colony NorthStar Inc. (“Colony NorthStar”), a publicly-traded REIT and the sponsor of the Trust, and each of the Trust and the Master Fund (each an “Expense Support Agreement”). If the Expense Support Agreements have been terminated, some of the Trust’s distributions may be paid from the proceeds from the purchase of Shares pursuant to a distribution support agreement (the “Distribution Support Agreement”) between the Master Fund and NSAM FV or through the partial waiver of fees by the Advisor (as defined below). You should understand that any such distributions would not be based on the investment performance of the Trust, investing through the Master Fund, and would be sustained only if the Trust, investing through the Master Fund, achieves positive investment performance in future periods. Distributions funded from the Expense Support Agreement or the Distribution Support Agreement may constitute a return of capital, which will result in a Shareholder recognizing additional gain upon the sale of Shares, including in situations in which a Shareholder may have suffered an overall loss on an investment in Shares. If either the Expense Support Agreements or the Distribution Support Agreement has been terminated, the Master Fund and, consequently, the Trust may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all.

•	This Supplement supplements and amends the section of the Prospectus entitled “Risk Factors—If the Master Fund pays distributions from sources other than its cash flow from operations, it will have less cash available for investments and the overall return may be reduced” on page 61 by adding new sentence six as follows:

Pursuant to each Expense Support Agreement, NSAM FV has agreed to reimburse the Trust and the Master Fund for expenses to ensure that each of the Trust and the Master Fund bears a reasonable level of expenses in relation to its income. The purpose of these agreements is to seek to minimize the extent to which any portion of Trust distributions or Master Fund distributions, as applicable, will be characterized as a return of capital for U.S. GAAP purposes and to reduce operating expenses until the Trust has raised sufficient capital and is generating sufficient income to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

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•	This Supplement supplements and amends the section of the Prospectus entitled “Risk Factors—If the Master Fund pays distributions from sources other than its cash flow from operations, it will have less cash available for investments and the overall return may be reduced” on page 61 by adding the phrase “pursuant to the Distribution Support Agreement” in sentence seven after the phrase “Master Fund Shares” and prior to the phrase “would result in the dilution.”

•	This Supplement supplements and amends the section of the Prospectus entitled “Risk Factors—Any adverse changes in Colony NorthStar’s financial health, the public perception of Colony NorthStar, or the Trust’s and the Master Fund’s relationship with Colony NorthStar or its affiliates could hinder the Master Fund’s operating performance and the return on the Shares” on pages 94-95 by adding in the third sentence of the second paragraph after the phrase “In addition, NSAM FV has agreed to” and before the word “purchase” as follows:

reimburse the Trust and the Master Fund for expenses to ensure that each of the Trust and the Master Fund bears a reasonable level of expenses in relation to its income. NSAM FV has also agreed, in the event the Expense Support Agreements have been terminated, to

•	This Supplement supplements and amends the section of the Prospectus entitled “Risk Factors—Any adverse changes in Colony NorthStar’s financial health, the public perception of Colony NorthStar, or the Trust’s and the Master Fund’s relationship with Colony NorthStar or its affiliates could hinder the Master Fund’s operating performance and the return on the Shares” in the fourth sentence of the second paragraph on pages 94-95 by adding the phrase “keep in place the Expense Support Agreements or to” after the phrase “NSAM FV will have no obligation to.”

Summary of Fees and Expenses Updates

This Supplement supplements and amends the section of the Prospectus entitled “Summary of Fees and Expenses” on pages 26 - 28 by replacing the section in its entirety with the following:

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses, as a percentage of the average net assets attributable to Shares, that the Trust and the Master Fund expect to incur and that Shareholders can expect to bear directly or indirectly. As investors in the Trust, Shareholders will indirectly bear all fees or expenses paid for by the Trust or the Master Fund. Because the Trust has a limited operating history, many of these expenses are estimates. The Trust does not directly pay a management fee with respect to any period during which the only investment securities held by the Trust are those of the Master Fund. As a result, as long as the Trust continues to invest in the Master Fund as part of a master-feeder arrangement, Shareholders will incur a single fee for management services provided by the Advisor to the Trust and the Master Fund.

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SHAREHOLDER TRANSACTION EXPENSES (as a percentage of the initial offering price for the Shares)
Sales load(1)	4.00%
Offering expenses(2)	0.96%
Total shareholder transaction expenses(3)	4.96%
ANNUAL EXPENSES (as a percentage of the average net assets attributable to Shares)(3)
Management fee(4)	1.25%
Incentive fees(5)	0.00%
Interest payments on borrowed funds(6)	1.50%
Distribution and servicing fee(7)	1.00%
Acquired Fund Fees and Expenses(8)	0.36%
Other expenses(9)	1.20%
Total annual fund expenses	5.31%

(1)	As a percentage of the Trust’s Offering Price per Share. “Sales load” includes selling commissions and dealer manager fees of the Trust’s Offering Price per Share. For the Trust’s Shares, an investor will pay selling commissions of up to 2.0% and dealer manager fees of up to 2.0%, respectively, of the Offering Price. In no event will the aggregate selling commissions, dealer manager fees and distribution and servicing fees (which are described further in note 7 below) exceed 8.0% of the aggregate gross proceeds raised in this offering. See “Plan of Distribution — Compensation of the Distributor and Selected Broker Dealers.”

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(2)	Amount reflects estimated offering expenses to be paid by the Trust of up to $1.0 million if the Trust raises $100.0 million in aggregate proceeds in this offering exclusive of selling commissions and dealer manager fees, during the following twelve months. The offering expenses consist of costs incurred by the Advisor and its affiliates and others on the Trust’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Trust’s systems and those of the Distributor, NorthStar Securities and the broker-dealers authorized to sell Shares (the “Selected Broker Dealers”), all of whom are or will be members of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or other properly licensed agents. Other such costs also include marketing expenses, salaries and direct expenses of the Advisor’s and its affiliates’ employees and others while engaged in registering and marketing the Shares, which will include development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Trust. Any reimbursements for any such costs will not exceed actual expenses incurred by the Advisor and its affiliates. The Advisor is responsible for the payment of the Trust’s cumulative organization and offering expenses (other than selling commissions and dealer manager fees) to the extent they exceed 1.0% of the aggregate proceeds raised in this offering, exclusive of selling commissions and dealer manager fees, without recourse against or reimbursement by the Trust.

(3)	Amount assumes that the Trust raises $100.0 million of proceeds in this offering during the following twelve months and uses $95.04 million of such proceeds (net of sales load and organization and offering expenses) to purchase Master Fund Shares, that the Master Fund’s average net assets during such period equal one-half of the net offering proceeds, or $47.52 million, and that the Master Fund borrows funds equal to 50% of its average net assets during such period, or $23.76 million. Actual expenses will depend on the number of Shares sold and the amount of leverage the Master Fund employs. For example, if the Trust were to raise proceeds significantly less than $100 million over the next twelve months, the annual expenses as a percentage of average net assets attributable to Shares would be significantly higher. There can be no assurance that the Trust will raise $100.0 million of proceeds in this offering during the following twelve months.

(4)	This Management Fee is paid to the Advisor at the Master Fund level. The Management Fee is calculated and payable quarterly in arrears at the annual rate of 1.25% of the Master Fund’s average net assets during such period.

(5)	The Incentive Fee is paid to the Advisor at the Master Fund level. The Master Fund anticipates that it may have interest income that could result in the payment of an Incentive Fee to the Advisor during certain periods. However, the Incentive Fee is based on the Master Fund’s performance and will not be paid unless the Master Fund achieves certain performance targets. The Master Fund expects the Incentive Fee the Master Fund pays to increase to the extent the Master Fund earns greater interest income through its investments with respect to real estate. The Incentive Fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Master Fund’s adjusted capital, at the beginning of the most recently completed quarter, equal to 1.50% per quarter, or an annualized hurdle rate of 6.0%, subject to a “catch-up” feature. The “catch-up” feature entitles the Advisor to
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100% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.715% in any calendar quarter (6.86% annualized). This portion of the Incentive Fee is referred to as the “catch-up” and is intended to provide the Advisor with an incentive fee of 12.5% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 1.715% in any calendar quarter; 12.5% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 1.715% in any calendar quarter (6.86% annualized) is payable to the Advisor once the hurdle rate is reached and the catch-up is achieved (12.5% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to the Advisor). See “Management and Incentive Fees” for a full explanation of how the Incentive Fee is calculated. The amount in the table assumes that the Incentive Fee will be 0.00% of the Master Fund’s average net assets. The Master Fund did not accrue an Incentive Fee during the year ending December 31, 2016.

(6)	Although it is permitted to do so, the Trust does not expect to borrow funds, but the Master Fund may borrow funds to make investments. To the extent that the Master Fund determines it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by Shareholders through the Trust’s ownership of Master Fund Shares. The figure in the table assumes the Master Fund borrows for investment purposes an amount equal to 50.0% of the Master Fund’s average net assets during such period and that the annual interest rate on the amount borrowed is 3.0% over average borrowed assets, which is based on current market conditions. The Master Fund may use various forms of leverage, which may be subject to different expenses than those assumed above. The Master Fund’s ability to incur leverage during the following twelve months depends, in large part, on the amount of money the Trust is able to raise through the sale of Shares and capital market conditions.

(7)	Beginning in the first month after the completion of the offering, Shares of the Trust will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share to compensate the Distributor, participating broker-dealers, and investment representatives for services and expenses related to the servicing of shareholder accounts and the marketing, sale, and distribution of the Shares. Because the distribution and servicing fee is paid out of Trust assets on a monthly basis, over time this fee will increase the cost of an investment in the Trust. See “Summary of Terms — Sales Load.”

(8)	Shareholders indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Master Fund (and, indirectly by the Trust) as an investor in PERE Investments and other vehicles that would be deemed investment companies under the 1940 Act but for the exceptions set forth in Sections 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, “Portfolio Funds”). The “Acquired Fund Fees and Expenses” disclosed above are calculated based on estimated amounts, and assume that the Master Fund will invest 12.50% of its net assets in Portfolio Funds. The Acquired Fund Fees and Expenses are based on the historic experience of the Advisor for expenses incurred in investments in private equity real estate funds, which may change over time and, therefore have a corresponding impact (positive or negative) on Acquired
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Fund Fees and Expenses. In addition, the private equity investments and other alternative investments, if any, held by the Master Fund will change, which may further impact the calculation of the Acquired Fund Fees and Expenses in the future. In calculating the “Acquired Fund Fees and Expenses” disclosed above, it is assumed that the Master Fund (and, indirectly the Trust) would pay management fees and incentive fees of 1.3% (as adjusted for the estimated purchase price discount of such Portfolio Funds) and 1.0% annually, respectively, on the Master Fund’s gross assets attributable to its investments in Portfolio Funds. It is also assumed that the Master Fund (and, indirectly the Trust) will incur operating expenses of approximately 0.50% of the Master Fund’s gross assets attributable to its investments in Portfolio Funds. If the Portfolio Funds were purchased at a greater or lesser discount than the assumed 7% purchase price discount for Portfolio Funds, Acquired Fund Fees and Expenses would be higher or lower than the assumed amount as a percentage of the Master Fund’s gross assets attributable to its investments in Portfolio Funds, respectively. If the Master Fund was to invest 15% of its net assets in Portfolio Funds, the Acquired Fund Fees and Expenses would be 0.44%. These fees payable to, and the operating expenses of, private equity and alternative investment managers are estimates and the actual fees paid by the Master Fund on its Portfolio Fund investments may be higher or lower than the numbers shown.

(9)	Other expenses include accounting, administration, bookkeeping and pricing fees, legal and auditing fees of the Trust and the Master Fund, as well as the reimbursement of the compensation (which may include, but is not limited to salary, benefits, bonus and incentive compensation, if any) of the Trust’s and the Master Fund’s chief compliance officer, chief financial officer and other administrative personnel and fees payable to the trustees of the Board or the Master Fund Board who do not also serve in an executive officer capacity for the Trust, the Master Fund or the Advisor. In addition, the Trust will indirectly bear its pro rata portion of organization and offering costs incurred by the Master Fund based on its ownership of Master Fund Shares; however, it is expected that organization and offering costs at the Master Fund level will be de minimis because no Master Fund Shares are being offered to the public. The amount presented in the table estimates the amounts the Trust and the Master Fund expect to pay during the twelve months following the commencement of the Master Fund’s operations, assuming the Trust raises $95.04 million of proceeds (net of sales load and organization and offering expenses), and does not include preferred pricing arrangements the Trust and the Master Fund may receive from certain parties as newly-formed entities.

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Example:

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in the Shares. In calculating the following expense amounts, the Trust has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above. The example assumes that an investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:

1 Year	3 Years	5 Years	10 Years
$91	$184	$268	$484

The example and the expenses in the tables above should not be considered a representation of the Trust’s future expenses, and actual expenses may be greater or less than those shown. Since the example assumes a 5.0% annual return, as required by the SEC, no incentive fee would be accrued or payable in the example. The Trust’s actual performance will vary and may result in a return greater or less than 5.0%. In addition, the example assumes reinvestment of all distributions pursuant to the DRP. For a more complete description of the various fees and expenses borne directly and indirectly by the Trust, see “Trust and Master Fund Expenses,” “Management and Incentive Fees” and “Purchases of Shares.”

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